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                                                                    EXHIBIT 10.4
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                               CUSTODIAN AGREEMENT


                                      among


                              FCAR RECEIVABLES LLC

                                 (the "Debtor")


                          FIRSTCITY FUNDING CORPORATION
                                (the "Servicer")


                                NATIONSBANK, N.A.
                            (the "Collateral Agent")



                            CHASE BANK OF TEXAS, N.A.
                                (the "Custodian")

                                       and

                         ENTERPRISE FUNDING CORPORATION
                                 (the "Company")



                           Dated as of March 30, 1999



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                               CUSTODIAN AGREEMENT

     This CUSTODIAN AGREEMENT (as amended, restated supplemented or otherwise modified from time to time, this "Custodian Agreement") is made and entered into as of March 30, 1999, among FCAR RECEIVABLES LLC (together with its successors and assigns in such capacity, the "Debtor"), FirstCity Funding Corporation (together with its successors and assigns in such capacity, the "Servicer"), NationsBank, N.A. as collateral agent (together with its successors and assigns in such capacity, the "Collateral Agent"), Enterprise Funding Corporation (together with its successors and assigns in such capacity, the "Company"), and Chase Bank of Texas, N.A. (together with its successors and assigns in such capacity, the "Custodian").

                              PRELIMINARY STATEMENT

     Pursuant to the Security Agreement dated as of March 30, 1999 (as amended, the "Security Agreement") among the Debtor, the Company, MBIA Insurance Corporation (the "Insurance Provider"), the Servicer, NationsBank, N.A., as Collateral Agent and as a Bank Investor and Loan Servicing Enterprise, as Back-Up Servicer, the Debtor pledged and assigned the Collateral to the Collateral Agent, for the benefit of the Secured Parties, to secure the Note and the obligations of the Debtor to the Insurance Provider.

     A. The Collateral Agent on behalf of the Secured Parties desires to provide for the custody and management of the Receivable Files relating to the Receivables.

     B. The Collateral Agent has requested that the Custodian act as custodian to hold all Receivable Files relating to the Receivables as bailee of, and agent for the benefit of the Collateral Agent and the Secured Parties.

     C. The Custodian is willing to act in such capacity as custodian.

     NOW, THEREFORE, the parties to this Custodian Agreement hereby agree as follows:

     1. Definitions, Incorporation by Reference. Capitalized terms used herein and not defined herein shall have the meanings specified in the Security

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Agreement or in the Note Purchase Agreement (as defined in the Security
Agreement), as applicable.

     2. Appointment of the Custodian. The Collateral Agent hereby appoints the Custodian, and the Custodian hereby accepts its appointment, to act as the bailee of and agent for the Collateral Agent for the benefit of the Secured Parties and their respective successors and assigns for the purpose of taking custody of the Receivable Files and to act on behalf of the Collateral Agent under this Custodian Agreement and, in the absence of other written instructions from the Collateral Agent, to exercise such powers hereunder as are specifically delegated to or required of the Custodian by the terms hereof. Any successor Custodian under this Custodian Agreement shall at all times be organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and have capital and surplus in excess of $50,000,000. In case at any time the Custodian shall cease to be eligible in accordance with the provisions of this Section 2, the Custodian, upon direction from the Collateral Agent, shall resign immediately in the manner and with the effect specified in Section 7.

     3. Deposit of Receivable Files.

        (a) The applicable Receivable Files, together with the Receivables Schedule relating to such Receivable Files, are to be delivered to the Custodian by the Servicer on behalf of the Debtor within one (1) Business Day preceding the date of a Subsequent Funding.

        (b) The Custodian shall within five (5) Business Days after receipt, review 100% of the Receivable Files so received to verify the presence of the original retail installment contract and security agreement and a copy of the Certificate of Title or an application for the Certificate of Title with respect to each Receivable and issue a receipt executed by the Custodian on behalf of the Collateral Agent, (a) acknowledging delivery to the Custodian of (i) the executed original counterpart of the Contract evidencing the Receivable; and
(ii) a copy of the Certificate of Title or an application for the Certificate of Title; or (b) stating that one or more of the foregoing documents has not been delivered to the Custodian or is mutilated or damaged in any material respect.

        (c) The Custodian agrees to maintain the Receivable Files which are delivered to it at the offices of the Custodian located at 700 North Pearl, North Tower, 18th Floor, Dallas, Texas 75201, and the Custodian shall notify the


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Collateral Agent and the Insurance Provider by written notice of any change in the location of the Receivable Files. Subject to the foregoing, the Custodian may temporarily move individual Receivable Files or any portion thereof without notice as necessary to allow the Servicer to conduct collection and other servicing activities in accordance with its customary practices and procedures.

        (d) The Custodian shall have and perform the following powers and duties:

         (i) hold the Receivable Files for the benefit of the Collateral Agent and Secured Parties, and maintain a current inventory thereof;

         (ii) carry out such policies and procedures in accordance with its customary actions with respect to the handling and custody of the Receivable Files so that the integrity and physical possession of the Receivable Files will be maintained; and

         (iii) promptly release any Receivable File then held by it to the Servicer upon receipt of a written request for re lease of such Receivable File signed by an Authorized Officer of the Servicer with respect to the matters therein; provided, however, that the Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such a written request from an Authorized Officer of the Servicer. "Authorized Officer of the Servicer" shall mean an officer certified by the Secretary of the Servicer as an officer who is authorized to give instructions to the Custodian as set forth on a certificate delivered to the Custodian, the Insurance Provider and the Collateral Agent on the Closing Date or on any such subsequent certificate delivered to the Custodian, the Insurance Provider and the Collateral Agent.


     4. Access to Receivable Files.



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        (a) The Custodian shall permit inspection at all reasonable times upon at least two Business Days prior notice during regular business hours by the Insurance Provider or the Collateral Agent (or by its auditors when requested by the Insurance Provider or Collateral Agent, as applicable) of the Receivable Files and the records of the Custodian relating to this Custodian Agreement and the Collateral Agent (or its auditors when requested by the Insurance Provider or Collateral Agent, as applicable) to make copies of the Receivable Files and the records of the Custodian relating to this Custodian Agreement.

        (b) The Custodian shall promptly deliver to the Collateral Agent or its designee any or all Receivable Files and other items of Collateral in the Custodian's custody upon the written request of an Authorized Officer of the Collateral Agent. The Collateral Agent shall provide the Debtor and the
Servicer with a copy of any such request delivered to the Custodian. Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the delivery of Receivable Files in the performance of the Custodian's duties hereunder shall be delivered by the Collateral Agent to the Custodian prior to any shipment of Receivable Files pursuant to the request of Collateral Agent hereunder. The Collateral Agent will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Receivable Files as the Debtor and the Servicer reasonably deem appropriate. "Authorized Officer of the Collateral Agent" shall mean an officer certified by the Secretary of the Collateral Agent as an officer who is authorized to give instructions to the Custodian as set forth on a certificate delivered to the Custodian and the Insurance Provider on the Closing Date or on any such subsequent certificate delivered to the Custodian and the Insurance Provider.

     5. Further Obligations of the Custodian. The Custodian acknowledges and accepts its appointment as Custodian hereunder and acknowledges that it is bound by the terms and conditions of this Custodian Agreement and agrees that it shall hold all Receivable Files delivered to it or otherwise in its possession pursuant to this Custodian Agreement for the benefit of the Collateral Agent and the Secured Parties under the terms of this Custodian Agreement as agent for the Collateral Agent for purposes of perfecting the Collateral Agent's interest in the Receivable Files.

        (a) The Custodian shall hold the Receivable Files in its fire rated storage vault under its exclusive custody and control in accordance with customary


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standards for such custody and shall maintain a fidelity bond plus document hazard insurance in such amounts and against such risks as customarily are maintained by custodians acting in a similar capacity to the Custodian hereunder with respect to receivables similar to the Receivables. If the Insurance Provider suffers losses or damages as a result of the destruction or loss of any of the Receivable Files or any item therein, the Custodian shall, (i) at the request of the Collateral Agent, make any appropriate claim under such bond or insurance, and (ii) to the extent of the Insurance Provider's losses or damages, pay the proceeds thereof to the Insurance Provider unless the Custodian has replaced the lost or destroyed items or has otherwise reimbursed the Insurance Provider for such losses or damages. The Custodian shall maintain the Receivable Files segregated from and not commingled with any other files of the Custodian.

        (b) The Custodian shall not deliver physical possession of, or otherwise transfer, assign, pledge, mortgage, convey or dispose of any Receivable Files in its possession to any Person except (i) as provided in Section 3(e)(iii) and 4(b), and (ii) upon termination of this Custodian Agreement.

        (c) All of the Custodian's records pertaining to the Receivable Files shall contain an indication that such records and the Receivables which are the subject of such records are owned by the Debtor and pledged to the Collateral Agent for the benefit of the Secured Parties. The Custodian hereby waives any and all rights of offset with respect to any and all Receivable Files in the Custodian's possession, whether such right of offset arises by contract, operation of law or otherwise.

        (d) The Custodian specifically acknowledges and agrees that in the event that the Custodian shall either be terminated or resign pursuant to this Custodian Agreement, the Custodian (i) shall deliver the Receivable Files to the successor Custodian appointed pursuant to the terms of this Custodian Agreement at such place as the successor Custodian may reasonably designate, and (ii) shall maintain the Receivable Files and continue in the performance of its duties and the enjoyment of its rights under this Custodian Agreement, until the due appointment of a successor custodian and the orderly transfer of the Receivable Files to the successor Custodian, notwithstanding that such appointment and/or transfer may occur after the effective date of the termination or resignation of the Custodian designated in the written notice of termination or resignation from or to the Custodian, as the case may be.



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        (e) Except for actions expressly authorized by this Custodian Agreement, the Custodian shall take no action which would or would be likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

        (f) All information obtained by the Custodian regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Custodian Agreement or otherwise, shall be maintained by the Custodian in confidence and shall not be disclosed to any other Person, unless such disclosure is reasonably incident to the performance of its duties under this Custodian Agreement or is required under any applicable law or regulation.

        (g) The Custodian hereby agrees not to assert (in its individual capacity or otherwise) any liens of any kind with respect to the Receivable Files held by it or the related Receivables and hereby releases and waives any such liens.

     6. Compensation and Indemnification of Custodian.

        (a) The Custodian shall be compensated for its activities hereunder and reimbursed for reasonable out-of-pocket expenses (including reasonable compensation and expenses of its counsel and agents) pursuant to a separate letter agreement among the Custodian and the Debtor. Subject to the terms of such letter agreement, the Custodian shall be required to pay the overhead expenses incurred by it in connection with its activities hereunder from its own account.

        (b) The Debtor shall indemnify the Custodian, its officers, directors, employees and agents for, and hold it harmless against any loss, liability or expense incurred ("Section 6 Liabilities and Costs") without willful misconduct, gross negligence or bad faith on its part, arising out of or in connection with
(i) the acceptance or administration of this Custodian Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Custodian Agreement and (ii) the negligence, willful misconduct or bad faith of the Debtor in the performance of its duties hereunder. All such amounts shall be payable in accordance with Section 5.1 (a)(viii) of the Security Agreement. The provisions of this Section 6(b) shall survive the termination of this Custodian Agreement. Notwithstanding any other provisions in this Agreement, the Custodian shall not be liable for any liabilities, costs or expenses of the Debtor arising under any tax law, including without limitation any Federal, state or local income or franchise taxes or any other



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tax imposed on or measured by income (or any interest or arising penalties with respect thereto or arising from a failure to comply therewith).

     THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH SECTION 6 LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY THE CUSTODIAN.

        (c) Notwithstanding anything to the contrary in this Custodian Agreement, in the event that a Person is entitled to indemnification pursuant to the terms of this Custodian Agreement, such Person (hereinafter called the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "Indemnifying Party") in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party or, at the Indemnified Party's option, such Indemnified Party may select its own counsel with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed, to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm at any one time (in addition to any local counsel) for all such Indemnified Parties (unless necessary because of conflicts of interest), and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

     7. Termination.

        (a) The Custodian may terminate its obligations as Custodian under this Custodian Agreement (subject to Sections 7(b) and (d) below) upon at least thirty (30) days' prior written notice to the Debtor, the Servicer, the Insurance Provider, and the Collateral Agent. The Custodian may be removed at any time (i)



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before an Insurance Provider Default, by written demand of the Insurance
Provider or the Collateral Agent with the consent of the Insurance Provider and
(ii) after an Insurance Provider Default, by written demand of the Collateral Agent, in each case delivered to the Custodian, the Debtor and the Servicer; the Custodian's appointment will terminate as of the date specified in such notice. In the event of such resignation or termination, the Debtor shall appoint a successor custodian. If no successor Custodian shall have been so appointed and have accepted its appointment within 30 days after the giving of such notice of resignation, the Collateral Agent shall appoint a successor Custodian. Upon the effectiveness of any such resignation or termination, the Custodian shall promptly transfer to the successor custodian, as directed by the Collateral Agent, all Receivable Files and other items of Collateral being held by the Custodian under this Custodian Agreement. If, however, a successor custodian is not appointed by the Debtor or the Collateral Agent within ninety (90) days after the giving of notice of resignation, the Custodian may petition a court of competent jurisdiction for the appointment of a successor Custodian. Any resignation of the Custodian pursuant to any of the provisions of this Custodian Agreement shall not become effective until acceptance of appointment by the successor Custodian pursuant to Section 7(b).

        (b) Any successor Custodian appointed pursuant to Section 7(a) shall execute, acknowledge, and deliver to the Servicer, the Collateral Agent and to the predecessor Custodian an instrument accepting such appointment under this Custodian Agreement, and thereupon the resignation or removal of the predecessor Custodian shall become effective and such successor Custodian, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor as Custodian under this Custodian Agreement, with like effect as if originally named as Custodian. The predecessor Custodian shall upon payment of its fees and expenses deliver to the successor Custodian all documents and statements and monies held by it under this Custodian Agreement; and the Servicer, the Collateral Agent and the predecessor Custodian shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Custodian all such rights, powers, duties, and obligations.

     No successor Custodian shall accept appointment as provided in this Section 7 unless at the time of such acceptance such successor Custodian shall be eligible pursuant to Section 2 and shall have been approved by the Collateral Agent and the Insurance Provider.



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        (c) Any Person (i) into which the Custodian may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Custodian shall be a party, or (iii) which may succeed to the properties and assets of the Custodian substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Custodian hereunder, and whether or not such assumption agreement is executed, shall be the successor to the Custodian under this Custodian Agreement without further act on the part of any of the parties to this Custodian Agreement; provided, however, that such Person shall be acceptable to the Collateral Agent and the Insurance Provider and that nothing herein shall be deemed to release the predecessor Custodian from any obligation.

        (d) In the event the Custodian's appointment hereunder is terminated without cause, the Servicer shall reimburse the Custodian for the reasonable expenses of the Custodian incurred in transferring the Receivable Files to the successor Custodian.

     8. Representations of the Custodian. The Custodian hereby represents and warrants to the Debtor, the Servicer and the Collateral Agent that it does not have (in its individual capacity or otherwise), and will not assert, any security interest, lien, claim or other adverse interest against the Receivable Files or any other Collateral. However, the Custodian makes no representations as to the title thereto, or as to the validity or adequacy of the security afforded thereby or hereby (except as to the Custodian's authority to enter into this Custodian Agreement and the legality, validity, binding effect and enforceability of this Custodian Agreement with respect to the Custodian), and the Custodian shall incur no liability or responsibility in respect of any such matters.

     The Custodian makes the following representations and warranties to the Debtor, the Servicer and the Collateral Agent:

        (a) The Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Custodian Agreement.



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        (b) The execution, delivery, and performance of this Custodian Agreement have been duly authorized by the Custodian by all necessary corporate action on the part of the Custodian.

        (c) The Custodian Agreement constitutes a legal, valid and binding obligation of the Custodian, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

        (d) The execution and delivery of the Custodian Agreement by the Custodian, and the performance of the transactions contemplated thereby and the fulfillment of the terms thereof applicable to the Custodian, will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Custodian or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Custodian is a party or by which it is bound.

        (e) No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or threatened against or contemplated by the Custodian which would under any circumstance have a material adverse effect on the execution, delivery, performance or enforceability of this Custodian Agreement.

        (f) The Custodian hereby represents and warrants to the Collateral Agent that the Custodian is not controlled by, under common control with or otherwise affiliated with the Debtor or the Servicer, and covenants and agrees with the Collateral Agent that prior to any such affiliation in the future, the Custodian shall promptly notify the Collateral Agent.

     9. Certain Matters Affecting the Custodian. The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, and no implied covenants or obligations shall be read into this Custodian Agreement against the Custodian. The Custodian shall be under no responsibility or duty with respect to the disposition of any Receivable Files while such Receivable Files are not in its possession. If the Custodian shall request instructions from the Collateral Agent, the Servicer or the Insurance Provider with respect to any act, action or failure to act in


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connection with and as set forth in this Custodian Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Collateral Agent, without incurring any liability therefor to the Collateral Agent, the Debtor, the Servicer or any other person.

     The Custodian may act in reliance upon any written communication of the Collateral Agent concerning the delivery of the Receivable Files and other items of Collateral pursuant to this Custodian Agreement. The Custodian does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Receivable Files and other Collateral. The Custodian shall not be liable for any action or omission to act hereunder, except for its own gross negligence or willful misconduct. In no event shall the Custodian have any responsibility to ascertain or take action with respect to the Receivable Files or other Collateral, except as expressly provided herein.

     THE FOREGOING PARAGRAPH SHALL APPLY WHETHER OR NOT SUCH LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY THE CUSTODIAN.

     If the Custodian shall at any time receive conflicting instructions from the Collateral Agent and the Servicer or any other party to this Custodian Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Custodian Agreement, the Custodian shall be entitled to rely on the instructions of the Collateral Agent. In the absence of bad faith, gross negligence or willful misconduct on the part of the Custodian, the Custodian may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, any Monthly Servicer's Certificate, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Custodian may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the Servicer and the other parties to this Custodian Agreement will hold the Custodian harmless from any claims that may arise or be asserted against the Custodian because of the invalidity of any such documents or their failure to fulfill their intended purpose. The Custodian shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Custodian


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Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein. The Custodian may consult with counsel of its choice with regard to legal questions arising out of or in connection with this Custodian Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in good faith in accordance therewith.

     In the event the Custodian loses or misplaces any Receivable File or portion thereof, or if any such instruments, documents, or certificates are destroyed or damaged while in the possession of the Custodian, then, in addition to any other liability the Custodian may have in respect thereof pursuant to the terms of this Custodian Agreement or otherwise, the Custodian agrees to execute and deliver to the Collateral Agent, upon the Collateral Agent's written request, an affidavit stating that such instrument, document, or certificate has been lost or destroyed, as applicable, and, if necessary, such other affidavits or certificates as may be reasonably necessary to obtain replacement certificates of title.

     The Custodian is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other person, firm or corporation, except only such notices or instructions as are herein provided for and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Custodian is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

     10. Severability. If any provision of this Custodian Agreement is declared invalid by any court of competent jurisdiction, such invalidity shall not affect any other provision, and this Custodian Agreement shall be enforced to the fullest extent permitted by law.

     11. Liability of Custodian.


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        (a) The Custodian shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Custodian in such capacity herein. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Custodian and conforming to the requirements of this Custodian Agreement.

        (b) The Custodian shall not be liable for an error of judgment made in good faith by any officer of the Custodian, unless it shall be proved that the Custodian shall have been grossly negligent in ascertaining the pertinent facts.

        (c) The Custodian shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with this Custodian Agreement or at the direction of the Servicer, the Insurance Provider or the Collateral Agent relating to the exercise of any power conferred upon the Custodian under this Custodian Agreement.

        (d) Without limiting the generality of this Section 11, the Custodian shall have no duty (i) to see to any recording, filing or depositing of this Custodian Agreement or the Security Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Receivables, (iv) to confirm or verify the contents of any reports or certificates of the Servicer, the Debtor or the Collateral Agent delivered to the Custodian pursuant to this Custodian Agreement believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties, (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Debtor's, the Servicer's or the Collateral Agent's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of books, records, files and computer records relating to the Receivables under this Custodian Agreement, or (vi) to see that the documents contained in the Receivable Files conform to anything other than what is specified in Section 3(b) and to what is listed on the Receivables Schedule with respect to such Receivable File.

        (e) The Custodian shall not be required to expend or risk its own funds (other than overhead) or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Custodian Agreement shall in any event require the Custodian to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, the Collateral Agent or any other party under this Custodian Agreement.

        (f) The Custodian may execute any of the trusts or powers hereunder or perform any duties under this Custodian Agreement either directly or by or through agents or attorneys or a custodian. The Custodian shall remain primarily liable for the performance of any duties by an agent, attorney or custodian appointed by the Custodian pursuant to this Section 11(f).

        (g) The Custodian shall not be charged with knowledge of any event unless an officer of the Custodian obtains actual knowledge of such event or the Custodian receives written notice of such event from the Servicer, the Collateral Agent or the Insurance Provider, as the case may be.

        (h) The Custodian shall be under no obligation to exercise any of the rights or powers vested in it by this Custodian Agreement or to institute, conduct or defend any litigation under this Custodian Agreement or in relationship to this Custodian Agreement, at the request, order or direction of the Collateral Agent, the Servicer or the Insurance Provider, as the case may be, pursuant to the terms of this Custodian Agreement, unless such party shall have offered to the Custodian reason able security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

     12. Binding Effect; Amendments; Governing Law. This Custodian Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that none of the Servicer, the Debtor nor the Custodian may assign this Custodian Agreement or any of its rights or obligations hereunder, except with the prior written consent of the Collateral Agent. THIS CUSTODIAN AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (i) MAY NOT BE CHANGED ORALLY BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT IS SOUGHT AND (ii) SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREUNDER AGREE THAT THEY WILL NOT AMEND, MODIFY, WAIVER, OR TERMINATE ANY PROVISION OF THIS CUSTODIAN AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF EACH PARTY.

     13. Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing by messenger, overnight courier or shall be sent by facsimile transmission with a confirmation of the receipt thereof by messenger or overnight courier and shall be deemed to be given for purposes of this Custodian Agreement on the day that the receipt of such facsimile transmission is confirmed in accordance with the provisions of this Section 13. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 13, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:


                  If to the Company:

                           Enterprise Funding Corporation
                           c/o Global Securitization Services, LLC
                           25 West 43rd St., Suite 704
                           New York, New York 10036
                           Attention: Kevin Burns
                           Telephone: (212) 302-8331
                           Telecopy: (212) 302-8767

                  If to the Debtor:

                           FCAR RECEIVABLES LLC
                           6400 Imperial Drive  (express delivery only)
                           P.O. Box 8216  (mail)
                           Waco, Texas 76714-8216
                           Attention: Richard Vander Woude
                           Telephone: (254) 751-1750
                           Telecopy: (254) 751-7725

                  If to the Servicer:

                           FirstCity Funding Corporation
                           6400 Imperial Drive  (express delivery only)
                           P.O. Box 8216 (mail)
                           Waco, Texas 76714-8216
                           Telephone: (254) 751-1750
                           Telecopy:  (817) 751-7725
                           Attention:  Richard Vander Woude

                  If to the Custodian:

                           Chase Bank of Texas, N.A.
                           2200 Ross Avenue, Suite 500
                           Dallas, Texas  75201
                           Attention: Capital Market Fiduciary Services
                            Telephone: (214) 965-3531
                            Telecopy: (214) 965-3577

                  If to the Insurance Provider:

                  MBIA Insurance Corporation
                           113 King Street
                           Armonk, New York  10504
                           Attention:  Insured Portfolio
                                    Management - SF (FCAR RECEIVABLES LLC
                                    Warehouse Facility 1999)
                           Telephone:  (914) 273-4545
                           Telecopy:   (914) 765-3810

         14. Duties of the Collateral Agent. The Collateral Agent shall promptly provide copies of all notices and documents received by the Collateral Agent under the terms of any Transaction Document to which the Collateral Agent is a party which affect or relate to the obligations of the Custodian under this Custodian Agreement including, but not limited to, notices or documents received by the Collateral Agent under the Security Agreement, the Note Purchase Agreement or the Insurance Agreement.

         15. Duties of the Servicer. The Servicer shall deliver the Receivables Schedule to the Custodian at the same time such Receivables Schedule is delivered to the Collateral Agent under the Security Agreement.

         16. Non-Petition Covenant. The Custodian hereby agrees that it shall not institute against, join any other Person in instituting against, or knowingly or intentionally cooperate with or encourage an other Person in instituting against the Debtor, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law unless one year and one day has passed following the final payment on the Note and payment of all amounts due to the Insurance Provider. The Custodian hereby agrees that it shall not institute against, join any other Person in instituting against, or knowingly or intentionally cooperate with or encourage another Person in instituting against the Company or a Conduit Assignee, any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law until one year and one day after the payment in full of all Commercial Paper issued by the Company or a Conduit Assignee.

         17. Third Party Beneficiary. The Insurance Provider shall be an express third-party beneficiary of this Custodian Agreement.

         18. Counterparts. This Custodian Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counter parts, each of which shall be deemed to be an original instrument.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Custodian Agreement as of the date and year first above written.


                                            FCAR RECEIVABLES LLC, as Debtor

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            FIRSTCITY FUNDING CORPORATION, as
                                            Servicer

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CHASE BANK OF TEXAS, N.A., as
                                            Custodian

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            NATIONSBANK, N.A., as Collateral
                                            Agent

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            ENTERPRISE FUNDING CORPORATION, as
                                            the Company


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: